                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 14, 1997, in the Post-Effective Amendment No. 5 to the Registration Statement (Form SB-2 No. 33-98808) and related Prospectus of USA Technologies, Inc. dated October 7, 1997.






                                                      /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
October 7, 1997